UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32226	20-6193036
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

383 Madison Avenue, New York, New York		10179
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code.		(212) 834-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             [ ]

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Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2004-1.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the August 3, 2026

Distribution Date for the Select Notes Trust LT 2004-1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ James G. Millard
________________________________
Name: James G. Millard
Title: President

August 3, 2026

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EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the August 3, 2026 Distribution Date for the Select Notes Trust LT 2004-1	5
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Exhibit 1

To the Holders of:
Select Notes Trust LT 2004-1
Long Term Certificates Series 2004-1
*CUSIP:	81619PAF4

U.S. Bank National Association, as Trustee for the Select Notes Trust LT 2004-1 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after July 1, 2026 and including the August 1, 2026 Interest Distribution Date (the "Interest Period") in respect of the August 3, 2026 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.	The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificateholder's Form 1099).

$ 435,000.00

a.	Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2026 is set forth below.

$ 13.602251

2.	The total of all interest distributed to Certificateholders during the Interest Period is set forth below.

$ 151,959.05

3.	Total amount of advances made to the Trustee on the Interest Distribution Date is	$0.00

4.	Total amount of advances repaid to the Advancing Party during the Interest Period is	$283,041.67

5.	The net total of repayments made during the Interest Period is	$283,041.67

a.	The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.

$ 343,475.16

6.	The total amount of interest expense paid to the Advancing Party during the Interest Period is set forth below (each Certificateholder’s pro rata portion of this amount should be included in a footnote to such Certificateholder’s Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

$ 0.00

a. Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2026 is set forth below.

$ 0.00

7.	At the close of business on the Interest Distribution Date, there were 31,980 Certificates outstanding, applying a factor of 90.619137% results a current principal balance of $28,980,000.00.

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8.	Payments made on Underlying Securities during the Interest period are as set forth below.

7/15/2026	CENTURY TEL INC 6.875% 1/15/28 CUSIP 156686AM9	$ 0.00	$ 103,125.00
7/15/2026	CREDIT SUISSE FB USA 7.125% 7/15/32 CUSIP 22541LAE3	$ 0.00	$ 106,875.00
7/18/2026	DAIMLER CHRYSLER N A 8.500% 1/18/31 CUSIP 233835AQ0	$ 0.00	$ 127,500.00
	BOEING CO 6.125% 2/15/33 CUSIP 097023AU9	$ 0.00	$ 0.00
	GENERAL ELEC CAP CO 6.750% 3/15/32 CUSIP 36962GXZ2	$ 0.00	$ 0.00
8/1/2026	WYETH 6.500% 2/01/34 CUSIP 983024AG5	$ 0.00	$ 97,500.00
	A O L TIME WARNER 7.625% 4/15/31 CUSIP 00184AAC9	$ 0.00	$ 0.00
	DTE ENERGY CO 6.375% 4/15/33 CUSIP 233331AJ6	$ 0.00	$ 0.00
	CITIGROUP INC 6.000% 10/31/33 CUSIP 172967CC3	$ 0.00	$ 0.00
	US CELLULAR CORP 6.700% 12/15/33 CUSIP 911684AD0	$ 0.00	$ 0.00
	F N M A STRIP 5/15/30 CUSIP 31358DDR2	$ 0.00	$ 0.00
	Total	$ 0.00	$ 435,000.00

U.S. Bank National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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